Other Liabilities And Provisions	12 Months Ended
Dec. 31, 2012
Other Liabilities And Provisions [Abstract]
Other Liabilities And Provisions

14.            Other Liabilities and Provisions

As at December 31	2012	2011

The Bow Office Project (See Note 8)	$1,674	$1,309
Asset under Construction - Production Field Centre (See Note 8)	612	607
Obligation under Capital Lease	69	-
Unrecognized Tax Benefits (See Note 6)	134	178
Pensions and Other Post-Employment Benefits (See Note 17)	165	184
Other	18	23
	$2,672	$2,301

The Bow Office Project

As described in Note 8, Encana has recognized the accumulated construction costs for The Bow office project as an asset with a related liability.  Beginning in July 2012, Encana assumed partial occupancy of The Bow office premises and commenced payments to the third party developer. At the conclusion of the 25-year term, the remaining asset and corresponding liability are expected to be derecognized.  The total undiscounted future payments related to The Bow office commitment are outlined below.  In conjunction with the Split Transaction as described in Note 16, Encana has subleased part of The Bow office space to a subsidiary of Cenovus Energy Inc.  Expected sublease recoveries are outlined below.

(undiscounted)	2013	2014	2015	2016	2017	Thereafter	Total

Expected future lease payments	$86	$93	$93	$94	$95	$2,120	$2,581
Sublease recoveries	$(44)	$(46)	$(46)	$(47)	$(47)	$(1,049)	$(1,279)

Production Field Centre

As described in Note 8, during the construction phase of the PFC, Encana has recognized an asset under construction with a corresponding liability.  Upon commencement of operations, Encana will recognize the PFC as a capital lease.  Encana’s total discounted future payments related to the PFC total $564 million.  The total undiscounted future payments related to the PFC are outlined below.

(undiscounted)	2013	2014	2015	2016	2017	Thereafter	Total

Expected future lease payments	$74	$89	$89	$89	$89	$281	$711